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                                                                EXHIBIT 23


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 of Trimedyne, Inc. of our report dated December 14, 1995 appearing on page F-2 of this Form 10-K. We also consent to the reference to us under the heading "Experts" in such Prospectus.

Price Waterhouse LLP

PRICE WATERHOUSE LLP
Costa Mesa, California
December 28, 1995